                                                                   Exhibit 99.01

                              SUBJECT TO REVISION

                    SERIES TERM SHEET DATED NOVEMBER 5, 1998

[Logo of Capital One appears here]

                                  Master Trust
      $631,875,000 Class A 5.43% Asset Backed Certificates, Series 1998-4

                     Capital One Bank, Seller and Servicer

 THE  CLASS A 5.43%  ASSET BACKED  CERTIFICATES, SERIES  1998-4 (THE "CLASS  A
   CERTIFICATES") REPRESENT INTERESTS  IN THE CAPITAL ONE  MASTER TRUST (THE
     "TRUST") AND DO NOT REPRESENT  INTERESTS IN OR OBLIGATIONS OF CAPITAL
       ONE BANK OR ANY AFFILIATE THEREOF. A CLASS A CERTIFICATE IS NOT  A
        DEPOSIT  AND IS NOT  INSURED BY  THE FEDERAL DEPOSIT  INSURANCE
          CORPORATION (THE  "FDIC"). THE RECEIVABLES ARE  NOT INSURED
            OR GUARANTEED  BY  THE FDIC  OR ANY  OTHER GOVERNMENTAL
              AGENCY OR INSTRUMENTALITY.

 THIS SERIES TERM  SHEET CONTAINS STRUCTURAL AND  COLLATERAL INFORMATION ABOUT
  THE CLASS A CERTIFICATES. HOWEVER, THIS  SERIES TERM SHEET DOES NOT CONTAIN
    COMPLETE INFORMATION ABOUT  THE OFFERING  OF THE  CLASS A CERTIFICATES.
     THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED
      BY THE  INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT  AND THE
        PROSPECTUS. PURCHASERS  ARE URGED  TO READ  BOTH THE PROSPECTUS
         SUPPLEMENT AND THE PROSPECTUS.

 THIS  SERIES  TERM  SHEET SHALL  NOT  CONSTITUTE  AN  OFFER TO  SELL  OR  THE
   SOLICITATION  OF AN OFFER TO  BUY, NOR SHALL THERE  BE ANY SALE OF  THESE
     SECURITIES  IN ANY STATE  IN WHICH SUCH  OFFER, SOLICITATION OR  SALE
       WOULD  BE UNLAWFUL PRIOR  TO REGISTRATION OR  QUALIFICATION UNDER
         THE SECURITIES LAWS  OF ANY SUCH STATE. SALES OF  THE CLASS A
           CERTIFICATES MAY NOT BE  CONSUMMATED UNLESS THE PURCHASER
             HAS RECEIVED  BOTH THE PROSPECTUS  SUPPLEMENT AND THE
               PROSPECTUS.

                                 ------------
                                  Underwriters

Morgan Stanley Dean Witter
                 Bear, Stearns & Co. Inc.
                                  Credit Suisse First Boston
                                                              J.P. Morgan & Co.

  This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-4 Supplement to the Pooling Agreement.

TRUST........................  Capital One Master Trust (the "Trust"). The as-
                                sets of the Trust (the "Trust Assets") include receivables (the "Receivables") generated from time to time in a portfolio of consumer re-volving credit card accounts and other con-sumer revolving accounts (the "Accounts"), funds collected or to be collected from accountholders in respect of the Receivables, the right to receive certain interchange at-tributed to accountholder charges for merchan-dise and services in certain of the Accounts, recoveries (net of collection expenses) and proceeds of credit insurance policies relating to the Receivables, monies on deposit in cer-tain accounts of the Trust, monies on deposit as collateral, if any, relating to secured Ac-counts and any credit enhancement with respect to a particular series or class.

TITLE OF SECURITIES..........  $631,875,000 Class A 5.43% Asset Backed
                                Certificates, Series 1998-4 (the "Class A
                                Certificates"). In addition, the Trust will issue $60,000,000 Class B Floating Rate Asset Backed Certificates, Series 1998-4 (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and $58,125,000 Class C Floating Rate Asset Backed Interests, Series 1998-4 (the "Class C Interests" and, together with the Investor Certificates, the "Series 1998-4 Interests"). Only the Class A Certificates are offered hereby.

THE INVESTOR CERTIFICATES;
 THE CLASS C INTERESTS.......
                               Each of the Series 1998-4 Interests represents
                                a specified undivided interest in certain as-sets of the Trust. The portion of the Trust Assets allocated to the holders of the Series 1998-4 Interests will be allocated among the holders of the Class A Certificates (the "Class A Certificateholders' Interest"), the holders of the Class B Certificates (the "Class B Certificateholders' Interest") and the holders of the Class C Interests (the "Class C Investors' Interest"). The specified undivided interest in the Trust Assets repre-sented by the Class C Interests in the initial amount of $58,125,000 (an amount that repre-sents 7.75% of the Initial Invested Amount), together with amounts on deposit in the Cash Collateral Account, constitute the credit en-hancement for the Investor Certificates.

                               The Class A Certificates will be issued pursu-
                                ant to a Pooling and Servicing Agreement (the "Pooling Agreement") between a predecessor of Capital One Bank (the "Bank"), as seller and servicer, and The Bank of New York, as trustee (the "Trustee"), and a Series 1998-4 Supple-ment to the Pooling Agreement (the "Series 1998-4 Supplement").

                               The aggregate amount of principal Receivables
                                allocated to the Class A Certificateholders'
                                Interest, the Class B Certificateholders' In-terest and the Class C Investors' Interest (as more fully defined in the Prospectus Supple-ment, the "Invested

                               Amount") will be $750,000,000 on the Series Is-suance Date (the "Initial Invested Amount").

                              The aggregate amount of principal Receivables
                               allocable to the Class A Certificateholders'
                               Interest (the "Class A Invested Amount") will be $631,875,000 on the Series Issuance Date. The aggregate amount of principal Receivables allocable to the Class B Certificateholders' Interest (the "Class B Invested Amount") will be $60,000,000 on the Series Issuance Date. The aggregate amount of principal Receivables allo-cable to the Class C Interests (the "Class C Invested Amount") will be $58,125,000 on the Series Issuance Date.

                              The Class A Certificates will represent the
                               right to receive from the assets of the Trust allocated to the Class A Certificateholders' Interest funds up to (but not in excess of) the amounts required to make payments of interest on the Class A Certificates at the Class A Cer-tificate Rate, and the payment of principal on the Class A Expected Final Payment Date to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal amount of the Class A Certificates, in certain circumstances).

CLASS A CERTIFICATE RATE....  5.43%.

RECEIVABLES.................  The aggregate amount of Receivables in the Ac-
                               counts as of September 18, 1998 was
                               $10,973,123,763.37, consisting of
                               $10,650,595,706.76 of principal Receivables and $322,528,056.61 of finance charge Receivables.

SERIES CUT-OFF DATE.........  November 1, 1998

SERIES ISSUANCE DATE........  November 17, 1998

INTEREST PAYMENT DATES......  Interest on the Class A Certificates will be distributed on the 15th day of each calendar month or, if such day is not a business day, on the next succeeding business day (each, a "Dis-tribution Date"), commencing December 15, 1998. The Class A Certificates will accrue interest for each Distribution Date in an amount equal to one-twelfth of the product of (a) the Class A Certificate Rate and (b) the outstanding principal amount of the Class A Certificates as of the last day of the preceding calender month. The "Interest Period" with respect to any Distribution Date will be the period from the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period will be the period from the Series Issuance Date through the day preceding the initial Distribution Date.

PRINCIPAL...................
                              The principal of the Class A Certificates is
                               scheduled to be paid on the Class A Expected
                               Final Payment, but may be paid earlier or later under certain circumstances.

CLASS A EXPECTED FINAL
 PAYMENT DATE................
                               The November 2003 Distribution Date.

SERIES 1998-4 TERMINATION      The final distribution of principal and inter-
 DATE........................   est on the Class A Certificates will be made
                                no later than the January 2007 Distribution
                                Date.

OTHER SERIES.................  As of the date hereof, the Trust has issued twenty-one other series of investor certifi-cates, fourteen of which are still outstand-ing.

SUBORDINATION................  The fractional undivided interest in the Trust
                                Assets allocable to the Class B Certificates and the Class C Interests will be subordinated to the extent necessary to fund payments with respect to the Class A Certificates. In addi-tion, the Class C Interests will be subordi-nated to the extent necessary to fund certain payments with respect to the Class B Certifi-cates.


THE CASH COLLATERAL            A cash collateral account (the "Cash Collateral
 ACCOUNT.....................   Account") will be held in the name of the
                                Trustee for the benefit of the holders of the Series 1998-4 Interests. The Cash Collateral
                                Account will be fully funded on the Series Is-suance Date in the amount of $9,375,000 (the
                                "Initial Cash Collateral Amount"). Withdrawals will be made from the Cash Collateral Account to pay the required amounts on the Class A
                                Certificates first and then to pay the re-quired amounts on the Class B Certificates and then to pay amounts due with respect to the Class C Interests.

                               On each Distribution Date, certain excess
                                spread allocable to the Series 1998-4 Inter-ests will be deposited in the Cash Collateral Account, to the extent that the amount on de-posit in the Cash Collateral Account is less than the Required Cash Collateral Amount as established by the Series 1998-4 Supplement. If on any Distribution Date amounts in the Cash Collateral Account exceed the Required Cash Collateral Amount, such excess in the Cash Collateral Account will be applied in ac-cordance with the Series 1998-4 Supplement and the loan agreement entered into in connection with the Class C Interests and will not be available to the holders of the Investor Cer-tificates.

                               The "Required Cash Collateral Amount" for any
                                Distribution Date means, subject to certain limitations more fully described in the Pro-spectus Supplement, the greater of (I) the product of (a) the sum of the Class A Adjusted Invested Amount, the Class B Invested Amount and the Class C Invested Amount, each as of such Distribution Date after taking into ac-count distributions made on such Distribution Date and (b) 1.25% and (II) $1,041,667. The
                                "Class A Adjusted Invested Amount" means the
                                Class A Invested Amount minus the amount de-posited in a principal funding account to make principal payments on the Class A Certifi-cates.


ERISA CONSIDERATIONS.........  Subject to important considerations described in the Prospectus Supplement and in the
                                Prospectus, the Class A Certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

CLASS A CERTIFICATE RATING...  It is a condition to the issuance of the Class
                                A Certificates that they be rated in the highest rating category by at least one nationally recognized rating agency.

                    COMPOSITION AND HISTORICAL PERFORMANCE
                       OF THE BANK CREDIT CARD PORTFOLIO

GENERAL

  The Accounts included in the Trust (the "Trust Portfolio") were selected from the Bank's consumer revolving receivable portfolio (the "Bank Portfolio") based on the eligibility criteria specified in the Pooling Agreement. The Trust Portfolio is comprised of the majority of eligible Receivables in the Bank Portfolio as of the Series Cut-Off Date. The Trust Portfolio also includes certain charged-off accounts with zero balances (the "Zero Balance Accounts"), the recoveries on which will be treated as collections of finance charge Receivables. The Bank plans to continue to add Zero Balance Accounts to the Trust from time to time.

  The Bank Portfolio is primarily comprised of accounts originated by the Bank from 1992 to 1998, regardless of whether such accounts meet the eligibility requirements specified in the Pooling Agreement. Although such accounts were not originated using identical underwriting criteria, the receivables arising under such accounts are assessed finance charges having the following pricing characteristics. The annual percentage rate on such receivables is either a relatively low introductory rate converting to a higher rate at the end of an introductory period, a low fixed-rate of generally 9% to 13% or a non-introductory rate generally ranging between approximately 13% and 25%. Low introductory rates generally range from approximately 5% to 10% for introductory periods of 6 to 18 months after which the rate converts to an annual percentage rate generally between approximately 13% and 17%. The annual percentage rate is either a fixed rate or a variable rate that adjusts periodically according to an index. Non-introductory rate products (excluding the low fixed-rate products) are more customized products and generally include secured cards, affinity and joint account cards, college student cards and other cards targeted to certain other market segments. Historically, these non-introductory rate cards tend to have lower credit lines, balances that build over time, less attrition, higher margins (including fees) and, in some cases, higher delinquencies and credit losses than the Bank's traditional low introductory rate products. The number of low fixed-rate products and non-introductory rate products in the Bank Portfolio has been increasing, and as the number of these accounts increases and as such accounts season, the characteristics of these accounts as described in the preceding sentence will have a more significant effect on the Bank Portfolio. Receivables added to the Trust have and will include such low-fixed rate and non-introductory rate credit card receivables, which at the Series Issuance Date constitute, and at any given time thereafter may constitute, a material portion of the Trust Portfolio.

  In the fourth quarter of 1997, the Bank adopted a more conservative accounting methodology with respect to charge-offs and made an adjustment to its recognition of finance charges and fee income. The Bank modified its methodology for charging off credit card loans (net of any collateral) to 180 days past-due, from the prior practice of charging off loans during the billing cycle after 180 days past-due. This resulted in adjustments to delinquencies and losses, as well as a reduction in revenue as a result of a reversal of previously accrued finance charges and fee income. In addition, the Bank also began recognizing the estimated uncollectible portion of finance charges and fee income receivables which resulted in a decrease in loans and a corresponding decrease in revenue. The 1997 impact of these adjustments is shown as a footnote in the tables that follow.

DELINQUENCY AND LOSS EXPERIENCE

  Because new accounts usually initially exhibit lower delinquency rates and credit losses, the growth of the Bank Portfolio from approximately $1.985 billion at year end 1992, to approximately $14.302 billion as of the end of September 1998, has had the effect of significantly lowering the charge-off and delinquency rates for the entire portfolio from what they otherwise would have been. However, as the proportion of new accounts to seasoned accounts becomes smaller, this effect should be lessened. As seasoning occurs or if new account origination slows, it is expected that the charge-off rates and delinquencies will increase over time. The Bank's delinquency and net loss rates at any time reflect, among other factors, the quality of the credit card loans, the average seasoning of the Bank's accounts, the success of the Bank's collection efforts, the product mix of the portfolio and general economic conditions.

  The following tables set forth the delinquency and loss experience for the Bank Portfolio for each of the periods shown. The Bank Portfolio includes groups of accounts each created in connection with a particular solicitation, which may, when taken individually, have delinquency and loss characteristics different from those of the overall Bank Portfolio. As of September 18, 1998, the Trust Portfolio represented approximately 56% and 77% of the Bank Portfolio by account and receivables outstanding, respectively. Because the Trust Portfolio is only a portion of the Bank Portfolio, actual delinquency and loss experience with respect to the Receivables is different from that set forth below for the Bank Portfolio. There can be no assurance that the delinquency and loss experience for the Receivables will be similar to the historical experience set forth below for the Bank Portfolio.

           DELINQUENCIES AS A PERCENTAGE OF THE BANK PORTFOLIO(1)(3)
                            (DOLLARS IN THOUSANDS)

                                                                          AT YEAR END
                               MONTH END       -----------------------------------------------------------------
                          SEPTEMBER 30, 1998          1997(4)                1996                  1995
                         --------------------- --------------------- --------------------- ---------------------
     NUMBER OF DAYS      DELINQUENT            DELINQUENT            DELINQUENT            DELINQUENT
     DELINQUENT(2)         AMOUNT   PERCENTAGE   AMOUNT   PERCENTAGE   AMOUNT   PERCENTAGE   AMOUNT   PERCENTAGE
     --------------      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
30-59 days..............  $277,734     1.94%    $309,440     2.35%    $261,165     2.16%    $165,306     1.58%
60-89 days..............   166,654     1.17      202,735     1.54      151,218     1.25       92,665     0.89
90+ days................   301,315     2.10      323,803     2.46      335,986     2.78      181,243     1.73
                          --------     ----     --------     ----     --------     ----     --------     ----
  TOTAL.................  $745,703     5.21%    $835,978     6.35%    $748,369     6.19%    $439,214     4.20%
                          ========     ====     ========     ====     ========     ====     ========     ====

--------
(1) The percentages are the result of dividing the delinquent amount by end of period receivables outstanding for the applicable period. The delinquent amount is the dollar amount of month end delinquencies in each category for the period. The end of period receivables outstanding at year end 1997, 1996 and 1995 were $13,155,103, $12,092,872 and $10,445,480, respectively. The end of period receivables outstanding as of September 30, 1998 were $14,301,587.
(2) The Bank uses billing cycles to determine delinquency. This table assumes that each billing cycle is 30 days long, but actual billing cycles range from 26 to 34 days each.
(3) Figures and percentages in this table are reported on a processing month basis.
(4) The total delinquencies greater than or equal to 30 days as a percentage of the Bank Portfolio would have been 7.13% without the adjustments discussed above under "--General."

                    LOSS EXPERIENCE FOR THE BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                                                        YEAR ENDED
                         NINE MONTHS ENDED  ------------------------------------
                         SEPTEMBER 30, 1998   1997(1)       1996         1995
                         ------------------ -----------  -----------  ----------
Average Receivables
 Outstanding............    $13,335,277     $12,103,362  $11,028,180  $9,089,278
Gross Losses............    $   712,154     $   895,434  $   509,689  $  238,438
Gross Losses as a
 Percentage of Average
 Receivables Outstanding
 (2)....................           7.12%           7.40%        4.62%       2.62%
Recoveries..............    $   124,243     $    74,902  $    37,166  $   33,610
Net Losses..............    $   587,911     $   820,532  $   472,523  $  204,828
Net Losses as a
 Percentage of Average
 Receivables Outstanding
 (2)....................           5.88%           6.78%        4.28%       2.25%

--------
(1) Net Losses as a Percentage of Average Receivables Outstanding would have been 6.40% without the change in charge-off methodology discussed above under "--General."
(2) The percentages reflected for the nine months ended September 1998 are annualized figures. Annualized figures are not necessarily indicative of results for the entire year.

REVENUE EXPERIENCE

  The following table sets forth the revenues from finance charges and fees billed and interchange received with respect to the Bank Portfolio for the periods shown.

                   REVENUE EXPERIENCE FOR THE BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                                                        YEAR ENDED
                         NINE MONTHS ENDED  ------------------------------------
                         SEPTEMBER 30, 1998   1997(2)       1996         1995
                         ------------------ -----------  -----------  ----------
Average Receivables
 Outstanding............    $13,335,277     $12,103,362  $11,028,180  $9,089,278
Finance Charges and
 Fees(1)................    $ 2,320,152     $ 2,434,650  $ 1,904,885  $1,363,765
Yield from Finance
 Charges and Fees (3)...          23.20%          20.12%       17.27%      15.00%
Interchange.............    $   111,182     $   109,394  $    97,892  $   79,128
Yield from Interchange
 (3)....................           1.11%           0.90%        0.89%       0.87%

--------
(1) Finance Charges and Fees does not include interest on subsequent collections on accounts previously charged off. Finance Charges and Fees includes monthly periodic rate finance charges, the portion of the annual membership fees amortized on a monthly basis, cash advance fees, late charges, overlimit charges and other miscellaneous fees.
(2) Yield from Finance Charges and Fees would have been 20.66% without the adjustments discussed above under "--General."
(3) The percentages reflected for the nine months ended September 1998 are annualized figures. Annualized figures are not necessarily indicative of results for the entire year.

  Because the Trust Portfolio is only a portion of the Bank Portfolio, actual revenue experience with respect to the Receivables is different from that set forth above for the Bank Portfolio. There can be no assurance that the yield experience with respect to the Receivables in the future will be similar to the historical experience set forth above for the Bank Portfolio. In addition, revenue from the Receivables will depend on the types of fees and charges assessed on the Accounts, and could be adversely affected by future changes made by the Bank or the servicer in such fees and charges or by other factors.

  The revenue for the accounts in the Bank Portfolio shown in the above table is comprised of three primary components: monthly periodic rate finance charges, the amortized portion of annual membership fees and other service charges, such as cash advance fees, late charges, overlimit fees and other miscellaneous fees. If payment rates decline, the balances subject to monthly periodic rate finance charges tend to grow, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally increases. Conversely, if payment rates increase, the balances subject to monthly periodic rate finance charges tend to fall, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally decreases. Furthermore, as the Bank Portfolio experiences growth in receivables through account origination and account management balance transfer programs which are assessed low introductory periodic rate finance charges and to the extent the Bank chooses to waive all or part of the rate increase for selected accounts in an effort to profitably retain balances, the yield related to monthly periodic rate finance charges would be adversely affected. The yield related to service charges varies with the type and volume of activity in and the amount of each account, as well as with the number of delinquent accounts. As account balances increase, annual membership fees, which remain constant, represent a smaller percentage of the aggregate account balances.

PAYMENT RATES

  The following table sets forth the highest and lowest accountholder monthly payment rates for the Bank Portfolio during any single month in the periods shown and the average accountholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of average monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be payments of principal Receivables and finance charge Receivables with respect to the Accounts.

                      ACCOUNTHOLDER MONTHLY PAYMENT RATES
                             FOR BANK PORTFOLIO(1)

                                                                YEAR ENDED
                                        NINE MONTHS ENDED  --------------------
                                        SEPTEMBER 30, 1998  1997   1996   1995
                                        ------------------ ------ ------ ------
Lowest Month(2)........................       10.86%        9.66%  8.54%  8.68%
Highest Month(2).......................       12.45%       10.74% 10.97% 11.76%
Average Payment Rate for the Period....       11.74%       10.20%  9.83% 10.17%

--------
(1) The monthly payment rates include amounts which are payments of principal Receivables and finance charge Receivables with respect to the Accounts.
(2) The monthly payment rates are calculated as the total amount of payments received during the month divided by the average monthly receivables outstanding for each month.

                                THE RECEIVABLES

  The Receivables in the Trust Portfolio, as of September 18, 1998, included $10,650,595,706.76 of principal Receivables and $322,528,056.61 of finance charge Receivables. The Accounts had an average balance of $1,413.62 and an average credit limit of $3,484.77. The percentage of the aggregate total Receivables balance to the aggregate total credit limit was 41%. The average age of the Accounts was approximately 33 months. As of September 18, 1998, all of the Accounts in the Trust Portfolio were VISA or MasterCard credit card accounts, of which 67% were standard accounts and 33% were premium accounts, and the aggregate Receivables balances of standard accounts and premium accounts, as a percentage of the total aggregate Receivables, were 38% and 62%, respectively. Since the formation of the Trust and prior to the Series Issuance Date, the Bank has added approximately $18.46 billion principal amount of Receivables in additional Accounts to the Trust. The Receivables arising under such accounts added to the Trust since its formation are generally assessed finance charges having the following pricing characteristics. The annual percentage rate on such Receivables is either a relatively low introductory rate converting to a higher rate at the end of an introductory period, a low fixed-rate of generally 9% to 13% or a non-introductory rate generally ranging between approximately 13% and 25%. Low introductory rates generally range from approximately 5% to 10% for introductory periods of 6 to 18 months after which the rate converts to an annual percentage rate generally between approximately 13% and 17%. The annual percentage rate is either a fixed rate or a variable rate that adjusts periodically according to an index. Non-introductory rate products (excluding the low fixed-rate products) are more customized products and generally include secured cards, affinity and joint account cards, college student cards and other cards targeted to certain other market segments. Historically, these non-introductory rate cards tend to have lower credit lines, balances that build over time, less attrition, higher margins (including fees) and, in some cases, higher delinquencies and credit losses than the Bank's traditional low introductory rate products. Receivables added to the Trust have and will include such low fixed-rate and non-introductory rate credit card receivables, which at the Series Issuance Date constitute, and at any given time thereafter may constitute, a material portion of the Trust Portfolio.

  As of September 18, 1998, approximately 41% of the Trust Portfolio accounts were assessed a variable rate periodic finance charge and approximately 59% were assessed a fixed rate periodic finance charge.

  The following tables summarize the Trust Portfolio by various criteria as of September 18, 1998. References to "Receivables Outstanding" in the following tables include both finance charge Receivables and principal Receivables. Because the future composition and product mix of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                COMPOSITION BY ACCOUNT BALANCE TRUST PORTFOLIO

                                    PERCENTAGE                     PERCENTAGE
                                     OF TOTAL                       OF TOTAL
                          NUMBER OF NUMBER OF     RECEIVABLES      RECEIVABLES
  ACCOUNT BALANCE RANGE   ACCOUNTS   ACCOUNTS     OUTSTANDING      OUTSTANDING
  ---------------------   --------- ---------- ------------------  -----------
Credit Balance(1)........   150,456     1.94%  $   (12,103,027.23)    (0.11)%
No Balance(2)............ 1,450,032    18.68                 0.00      0.00
More than $0 and less
 than or equal
 to  $1,500.00........... 4,192,501    54.01     2,120,680,725.69     19.33
$1,500.01-$5,000.00...... 1,324,360    17.06     3,999,709,980.54     36.45
$5,000.01-$10,000.00.....   557,852     7.19     3,744,049,070.57     34.12
Over $10,000.00..........    87,254     1.12     1,120,787,013.80     10.21
                          ---------   ------   ------------------    ------
  TOTAL.................. 7,762,455   100.00%  $10,973,123,763.37    100.00%
                          =========   ======   ==================    ======

--------
(1) Credit balances are a result of cardholder payments and credit adjustments applied in excess of the unpaid balance on an Account. Accounts which currently have a credit balance are included because Receivables may be generated with respect thereto in the future.
(2) Accounts which currently have no balance are included because Receivables may be generated with respect thereto in the future. Zero Balance Accounts are not included in these figures.

                COMPOSITION BY CREDIT LIMIT(1) TRUST PORTFOLIO

                                     PERCENTAGE                    PERCENTAGE
                                      OF TOTAL                      OF TOTAL
                           NUMBER OF NUMBER OF     RECEIVABLES     RECEIVABLES
    CREDIT LIMIT RANGE     ACCOUNTS   ACCOUNTS     OUTSTANDING     OUTSTANDING
    ------------------     --------- ---------- ------------------ -----------
Less than or equal to
 $1,500.00................ 3,882,942    50.02%  $ 1,689,484,647.99    15.40%
$1,500.01-$5,000.00....... 1,377,474    17.75     2,024,920,303.40    18.45
$5,000.01-$10,000.00...... 2,217,918    28.57     5,225,451,062.48    47.62
Over $10,000.00...........   284,121     3.66     2,033,267,749.50    18.53
                           ---------   ------   ------------------   ------
  TOTAL................... 7,762,455   100.00%  $10,973,123,763.37   100.00%
                           =========   ======   ==================   ======

--------
(1) References to "Credit Limit" herein include both the line of credit established for purchases, cash advances and balance transfers as well as receivables originated under temporary extensions of credit through account management programs. Credit limits relating to these temporary extensions decrease as cardholder payments are applied to these receivables.

               COMPOSITION BY PAYMENT STATUS(1) TRUST PORTFOLIO

                                       PERCENTAGE                    PERCENTAGE
                                        OF TOTAL                      OF TOTAL
                             NUMBER OF NUMBER OF     RECEIVABLES     RECEIVABLES
     PAYMENT STATUS(2)       ACCOUNTS   ACCOUNTS     OUTSTANDING     OUTSTANDING
     -----------------       --------- ---------- ------------------ -----------
Current to 29 days(3)....... 7,263,889    93.58%  $10,260,961,617.73    93.51%
Past due 30-59 days.........   207,223     2.67       287,401,237.41     2.62
Past due 60-89 days.........   107,725     1.39       145,295,978.96     1.32
Past due 90+ days...........   183,618     2.36       279,464,929.27     2.55
                             ---------   ------   ------------------   ------
  TOTAL..................... 7,762,455   100.00%  $10,973,123,763.37   100.00%
                             =========   ======   ==================   ======

--------
(1) Payment Status is determined as of the prior statement cycle date.
(2) The Bank uses billing cycles to determine delinquency. The table assumes that each billing cycle is 30 days long, but actual billing cycles range from 26 to 34 days each.
(3) Accounts designated as current include accounts on which the minimum payment has not been received prior to the second billing date following the issuance of the related bill.

                   COMPOSITION BY ACCOUNT AGE TRUST PORTFOLIO

                                     PERCENTAGE                    PERCENTAGE
                                      OF TOTAL                      OF TOTAL
                           NUMBER OF NUMBER OF     RECEIVABLES     RECEIVABLES
       ACCOUNT AGE         ACCOUNTS   ACCOUNTS     OUTSTANDING     OUTSTANDING
       -----------         --------- ---------- ------------------ -----------
Not more than 6 months....   687,628     8.86%  $ 1,858,927,811.27    16.94%
Over 6 months to 12
 months...................   682,383     8.79     1,527,800,302.92    13.92
Over 12 months to 24
 months................... 1,978,255    25.48     1,671,412,720.00    15.23
Over 24 months to 36
 months................... 1,903,728    24.52     1,632,133,052.65    14.88
Over 36 months to 48
 months................... 1,031,539    13.29     1,499,465,849.87    13.66
Over 48 months to 60
 months...................   661,259     8.52     1,268,836,840.21    11.56
Over 60 months............   817,663    10.54     1,514,547,186.45    13.81
                           ---------   ------   ------------------   ------
  TOTAL................... 7,762,455   100.00%  $10,973,123,763.37   100.00%
                           =========   ======   ==================   ======

            COMPOSITION OF ACCOUNTS BY ACCOUNTHOLDER BILLING ADDRESS

                                       PERCENTAGE                    PERCENTAGE
                                        OF TOTAL                      OF TOTAL
                             NUMBER OF NUMBER OF     RECEIVABLES     RECEIVABLES
STATE OR TERRITORY           ACCOUNTS   ACCOUNTS     OUTSTANDING     OUTSTANDING
------------------           --------- ---------- ------------------ -----------
California.................. 1,041,006    13.41%  $ 1,508,240,001.76    13.74%
Texas.......................   597,675     7.70       836,451,450.44     7.62
New York....................   549,782     7.08       741,365,323.12     6.76
Florida.....................   548,177     7.06       738,558,180.66     6.73
Illinois....................   339,790     4.38       439,527,508.84     4.01
Pennsylvania................   307,623     3.96       426,716,156.14     3.89
Virginia....................   238,556     3.07       405,161,918.82     3.69
Ohio........................   303,987     3.92       398,814,144.87     3.63
New Jersey..................   254,531     3.28       358,525,692.09     3.27
Michigan....................   246,710     3.18       338,749,665.77     3.09
Georgia.....................   214,998     2.77       312,848,869.58     2.85
Massachusetts...............   204,332     2.63       287,949,963.41     2.62
North Carolina..............   189,328     2.44       277,890,023.78     2.53
Maryland....................   170,928     2.20       273,044,224.39     2.49
Washington..................   153,398     1.98       268,332,306.69     2.45
Missouri....................   151,284     1.95       219,220,911.83     2.00
Indiana.....................   156,576     2.02       212,675,712.99     1.94
Minnesota...................   128,079     1.65       193,584,743.04     1.76
Tennessee...................   147,113     1.90       192,686,664.99     1.76
Colorado....................   135,085     1.74       188,882,489.46     1.72
Arizona.....................   131,678     1.70       183,914,686.14     1.68
Connecticut.................   104,870     1.35       157,026,030.59     1.43
Alabama.....................   120,669     1.55       154,127,926.03     1.40
Louisiana...................   111,935     1.44       147,911,807.26     1.35
South Carolina..............    96,730     1.25       133,837,336.32     1.22
Oregon......................    88,738     1.14       130,884,126.77     1.19
Oklahoma....................    93,943     1.21       126,555,725.16     1.15
Kentucky....................    94,683     1.22       116,440,580.56     1.06
Kansas......................    69,122     0.89       108,288,984.56     0.99
Arkansas....................    69,351     0.89        95,287,294.11     0.87
Nevada......................    64,994     0.84        92,831,795.04     0.85
Mississippi.................    73,575     0.95        84,638,046.67     0.77
West Virginia...............    52,366     0.67        72,346,233.71     0.66
New Hampshire...............    48,506     0.62        69,387,728.24     0.63
New Mexico..................    42,600     0.55        63,189,730.27     0.58
Nebraska....................    41,384     0.53        58,895,230.16     0.54
Utah........................    39,871     0.51        53,805,958.15     0.49
Maine.......................    31,812     0.41        53,028,987.86     0.48
Idaho.......................    32,060     0.41        49,299,223.22     0.45
Hawaii......................    30,568     0.40        47,338,970.87     0.43
Rhode Island................    32,668     0.42        46,227,956.82     0.42
Iowa........................    33,038     0.43        40,602,973.28     0.37
Montana.....................    27,075     0.35        40,400,455.13     0.37
Alaska......................    20,589     0.27        36,060,996.17     0.33
Vermont.....................    22,521     0.29        32,236,586.86     0.29
Delaware....................    20,977     0.27        29,477,949.18     0.27
South Dakota................    17,041     0.22        26,739,242.38     0.24
North Dakota................    16,468     0.21        25,536,765.66     0.23
District of Columbia........    17,939     0.23        25,010,704.79     0.23
Wyoming.....................    15,707     0.20        23,272,928.47     0.21
Wisconsin...................     7,319     0.10        10,899,920.95     0.10
Other.......................    12,700     0.16        18,394,929.32     0.17
                             ---------   ------   ------------------   ------
  TOTAL..................... 7,762,455   100.00%  $10,973,123,763.37   100.00%
                             =========   ======   ==================   ======

  As of September 18, 1998, the Bank, like many other national credit card issuers, had a significant concentration of credit card receivables outstanding in California. Adverse economic conditions affecting accountholders residing in California could affect timely payment by such accountholders of amounts due on the Accounts and, accordingly, the actual rates of delinquencies and losses with respect to the Trust Portfolio.